Exhibit 77o

PACIFIC FUNDS

PF Salomon Brothers Large-Cap Value Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(1)	Name of Issuer	Ameren Corp	American Electric Power Co Inc	El Paso Corp	N/A
(2)	Description of Security (name, coupon, maturity, subordination, common stock, etc.)	Common Stock	Common Stock	Common Stock	N/A
(3)	Date of Purchase	06/30/2004	02/27/2003	06/20/2002	N/A
(4)	Unit Price	$42.00	$20.95	$19.95	N/A
(5)	Current Yield	N/A	N/A	N/A	N/A
(6)	Yield to Maturity	N/A	N/A	N/A	N/A
(7)	Principal Amount of Total Offering	$420,000,000	$1,047,500,000	$897,750,000	N/A
(8)	Underwriting Spread	$1.26	$0.6285	$0.60	N/A

PACIFIC FUNDS

PF Salomon Brothers Large-Cap Value Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(9)	Names of Underwriters (prospectus may be attached)	Goldman, Sachs & Co, Lehman Brothers, Banc of America Securities LLC, Citigroup, JP Morgan, Barclays Capital, BNY Capital Markets, Inc, A. G. Edwards	JP Morgan, Salomon Smith Barney, Banc of America Securities LLC, BNP PARIBAS, Danske Markets, Goldman, Sachs & Co, Lehman Brothers, McDonald Investments Inc, Morgan Stanley, UBS Warburg	Credit Suisse First Boston, JP Morgan, Banc of America LLC, Lehman Brothers, Morgan Stanley, Salomon Smith Barney, ABN AMRO, Rothschild LLC, BNY Capital Markets Inc, Howard Weil, Sanders Morris Harris	N/A
(10)	Years of Continuous Operation	At least 3 years	At least 3 years	At least 3 years	N/A
(11)	Dollar Amount of Purchase	$92,400	N/A	N/A	N/A
(12)	% of Offering Purchased by Fund	0.02%	N/A	N/A	N/A
(13)	% of Offering Purchased by Associated Funds	1.11%	N/A	N/A	N/A
(14)	Sum of (12) and (13)	1.13%	N/A	N/A	N/A
(15)	% of Fund Assets Applied to Purchase	0.27%	N/A	N/A	N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	Goldman Sachs & Co	N/A	N/A	N/A
(17)	Is Fund Manager a Manager or Co-manager in Offering?	Yes	N/A	N/A	N/A

PACIFIC FUNDS

PF Salomon Large-Cap Value Fund

Report Pursuant to Rule 10f-3

QUARTER ENDED June 30, 2004

Eligibility (check one): X Registered Public Offering  Eligible Municipal Security

 Eligible Foreign Offering  Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

X Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X Percentage of offering purchased by Fund and other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 the securities were sold in an Eligible Rule 144A Offering;

 compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 07/21/04 Signed: /s/ John B. Cunningham

Name: John B. Cunningham

Title: Fund Manager

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(1)	Name of Issuer	Conseco Inc	American Equity Investment Life Holding Company	China Life Insurance Company Limited	N/A
(2)	Description of Security (name, coupon, maturity, subordination, common stock, etc.)	Common Stock	Common Stock	Common Stock	N/A
(3)	Date of Purchase	05/06/2004	12/03/2003	12/11/2003	N/A
(4)	Unit Price	$18.25	$9.00	$18.68	N/A
(5)	Current Yield	N/A	N/A	N/A	N/A
(6)	Yield to Maturity	N/A	N/A	N/A	N/A
(7)	Principal Amount of Total Offering	$803,000,000	$168,300,000	$2,870,676,553	N/A
(8)	Underwriting Spread	$0.7756	$0.63	$0.6538	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(9)	Names of Underwriters (prospectus may be attached)	Goldman, Sachs & Co, Morgan Stanley, Banc of America Securities LLC, Credit Suisse First Boston, Deutsche Bank Securities, JP Morgan, Lazard, Advest Inc, Keefe, Bruyette & Woods	Merrill Lynch & Co, Advest Inc, Raymond James, Sanders Morris Harris Inc	China International Capital Corporation, Citigroup, Credit Suisse First Boston, Deutsche Bank Securities, Financial Advisers to China Life, Lehman Brothers	N/A
(10)	Years of Continuous Operation	At least 3 years	At least 3 years	At least 3 years	N/A
(11)	Dollar Amount of Purchase	$69,350	N/A	N/A	N/A
(12)	% of Offering Purchased by Fund	0.01%	N/A	N/A	N/A
(13)	% of Offering Purchased by Associated Funds	3.06%	N/A	N/A	N/A
(14)	Sum of (12) and (13)	3.07%	N/A	N/A	N/A
(15)	% of Fund Assets Applied to Purchase	0.26%	N/A	N/A	N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	Goldman Sachs & Co	N/A	N/A	N/A
(17)	Is Fund Manager a Manager or Co-manager in Offering?	Yes (MS & Co. as an affiliate of the Fund)	N/A	N/A	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Eligibility (check one): ■ Registered Public Offering  Eligible Municipal Security

 Eligible Foreign Offering  Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

■ The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

■ The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

■ The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

■ Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

■ Percentage of offering purchased by Fund and other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

■ The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 the securities were sold in an Eligible Rule 144A Offering;

 compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 06/15/04 Signed: /s/ David Cohen

Name: David Cohen

Title: Fund Manager

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(1)	Name of Issuer	Global Payments Inc	iPass Inc	iPayment Inc	N/A
(2)	Description of Security (name, coupon, maturity, subordination, common stock, etc.)	Common Stock	Common Stock	Common Stock	N/A
(3)	Date of Purchase	05/12/2004	07/23/2003	05/12/2003	N/A
(4)	Unit Price	$44.25	$14.00	$16.00	N/A
(5)	Current Yield	N/A	N/A	N/A	N/A
(6)	Yield to Maturity	N/A	N/A	N/A	N/A
(7)	Principal Amount of Total Offering	$306,553,158.75	$98,000,000	$80,000,000	N/A
(8)	Underwriting Spread	$1.77	$0.98	$1.12	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(9)	Names of Underwriters (prospectus may be attached)	Citigroup, CIBC World Markets, Credit Suisse First Boston, Morgan Stanley, UBS Investment Bank, SunTrust Robinson Humphrey, Thomas Weisel Partners LLC	Morgan Stanley, Credit Suisse First Boston, SG Cohen, Thomas Weisel Partners LLC	Bear, Stearns & Co Inc, Thomas Weisel Partners LLC, Wachovia Securities	N/A
(10)	Years of Continuous Operation	At least 3 years	At least 3 years	At least 3 years	N/A
(11)	Dollar Amount of Purchase	$53,100	N/A	N/A	N/A
(12)	% of Offering Purchased by Fund	0.02%	N/A	N/A	N/A
(13)	% of Offering Purchased by Associated Funds	2.15%	N/A	N/A	N/A
(14)	Sum of (12) and (13)	2.17%	N/A	N/A	N/A
(15)	% of Fund Assets Applied to Purchase	0.20%	N/A	N/A	N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	Citigroup	N/A	N/A	N/A
(17)	Is Fund Manager a Manager or Co-manager in Offering?	Yes (MS & Co. as an affiliate of the Fund)	N/A	N/A	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Eligibility (check one): ■ Registered Public Offering  Eligible Municipal Security

 Eligible Foreign Offering  Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

■ The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

■ The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

■ The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

■ Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

■ Percentage of offering purchased by Fund and other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

■ The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 the securities were sold in an Eligible Rule 144A Offering;

 compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 06/15/04 Signed: /s/ David Cohen

Name: David Cohen

Title: Fund Manager

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(1)	Name of Issuer	Salesforce.com Inc	Open Solutions Inc	Callidus Software Inc	N/A
(2)	Description of Security (name, coupon, maturity, subordination, common stock, etc.)	Common Stock	Common Stock	Common Stock	N/A
(3)	Date of Purchase	06/22/2004	05/17/2004	11/25/2003	N/A
(4)	Unit Price	$11.00	$21.50	$14.00	N/A
(5)	Current Yield	N/A	N/A	N/A	N/A
(6)	Yield to Maturity	N/A	N/A	N/A	N/A
(7)	Principal Amount of Total Offering	$110,000,000	$95,383,503	$70,000,000	N/A
(8)	Underwriting Spread	$0.77	$1.075	$0.98	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(9)	Names of Underwriters (prospectus may be attached)	Morgan Stanley, Deutsche Bank Securities, UBS Investment Bank, Wachovia Securities, William Blair & Company	Bear, Stearns & Co Inc, Friedman Billings Ramsey, Piper Jaffray, Wachovia Securities	Citigroup, Lehman Brothers, U.S. Bancorp Piper Jaffray	N/A
(10)	Years of Continuous Operation	At least 3 years	At least 3 years	At least 3 years	N/A
(11)	Dollar Amount of Purchase	$5,500	N/A	N/A	N/A
(12)	% of Offering Purchased by Fund	0.01%	N/A	N/A	N/A
(13)	% of Offering Purchased by Associated Funds	2.07%	N/A	N/A	N/A
(14)	Sum of (12) and (13)	2.08%	N/A	N/A	N/A
(15)	% of Fund Assets Applied to Purchase	0.02%	N/A	N/A	N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	UBS Warburg	N/A	N/A	N/A
(17)	Is Fund Manager a Manager or Co-manager in Offering?	Yes (MS & Co. as an affiliate of the Fund)	N/A	N/A	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended June 30, 2004

Eligibility (check one): ■ Registered Public Offering  Eligible Municipal Security

 Eligible Foreign Offering  Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

■ The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

■ The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

■ The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

■ Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

■ Percentage of offering purchased by Fund and other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

■ The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 the securities were sold in an Eligible Rule 144A Offering;

 compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 06/15/04 Signed: /s/ David Cohen

Name: David Cohen

Title: Fund Manager

PACIFIC FUNDS

PF PIMCO Managed Bond Fund

Report Pursuant to Rule 10f-3

Quarter Ended September 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(1)	Name of Issuer	Hong Kong Government International Bond	Evergreen Resources Inc	FerrellGas Partners LP	N/A
(2)	Description of Security (name, coupon, maturity, subordination, common stock, etc.)	Notes Coupon: 5.125% Maturity: 08/01/2014	Senior Notes Coupon: 5.875% Maturity: 03/15/2012	Senior Notes Coupon: 6.75% Maturity: 05/01/2014	N/A
(3)	Date of Purchase	07/15/2004	03/05/2004	04/14/2004	N/A
(4)	Unit Price	$99.233	$99.213	$99.637	N/A
(5)	Current Yield	4.96%	5.63%	6.75%	N/A
(6)	Yield to Maturity	4.69%	4.95	6.75%	N/A
(7)	Principal Amount of Total Offering	$1,250,000,000	$200,000,000	$250,000,000	N/A
(8)	Underwriting Spread	SPR @ ISS 74.00 vs T 4.75% 05/2014	SPR @ ISS 246.00 vs. T 4.875% 02/2012	SPR @ ISS 240.00 vs. T 4% 02/2014	N/A

PACIFIC FUNDS

PF PIMCO Managed Bond Fund

Report Pursuant to Rule 10f-3

Quarter Ended September 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(9)	Names of Underwriters (prospectus may be attached)	BOCI Asia Ltd, Goldman Sachs & Co, HSBC Securities, Merrill Lynch & Co, Morgan Stanley

Goldman Sachs & Co,

BNP Paribas, UBS,

Wachovia Securities Inc,

AG Edwards & Sons Inc,

Banc One Capital Markets, First Albany,

Hibernia National Bank,

Howard Weil, Raymond James & Associates Inc,

RBC Capital Markets

				Banc of America Securities LLC, Credit Suisse First Boston Corp, ABN Amro, Banc One Capital Markets, BNP Paribas, Piper Jaffray & Co, SG Cowen Securities Corp, Wells Fargo	N/A
(10)	Years of Continuous Operation	>3	>3	>3	N/A
(11)	Dollar Amount of Purchase	$99,233	N/A	N/A	N/A
(12)	% of Offering Purchased by Fund	0.01%	N/A	N/A	N/A
(13)	% of Offering Purchased by Associated Funds	0.65%	N/A	N/A	N/A
(14)	Sum of (12) and (13)	0.66%	N/A	N/A	N/A
(15)	% of Fund Assets Applied to Purchase	0.36%	N/A	N/A	N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	Merrill Lynch & Co	N/A	N/A	N/A
(17)	Is Fund Manager a Manager or Co-manager in Offering?	No	N/A	N/A	N/A

PACIFIC FUNDS

PF PIMCO Managed Bond Fund

Report Pursuant to Rule 10f-3

Quarter Ended September 30, 2004

Eligibility (check one):  Registered Public Offering  Eligible Municipal Security

 Eligible Foreign Offering X Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

X Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

N/A In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X Percentage of offering purchased by Fund and other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 the securities were sold in an Eligible Rule 144A Offering;

 compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 10/15/04 Signed: /s/ Alyssa M. Soto

Name: Alyssa M. Soto

Title: Portfolio Compliance Manager

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended September 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(1)	Name of Issuer	Dex Media Inc	Salesforce.com	Open Solutions Inc	N/A
(2)	Description of Security (name, coupon, maturity, subordination, common stock, etc.)	Common Stock	Common Stock	Common Stock	N/A
(3)	Date of Purchase	07/21/2004	06/22/2004	05/17/2004	N/A
(4)	Unit Price	$19.00	$11.00	$21.50	N/A
(5)	Current Yield	N/A	N/A	N/A	N/A
(6)	Yield to Maturity	N/A	N/A	N/A	N/A
(7)	Principal Amount of Total Offering	$1,008,163,000	$110,000,000	$95,383,503	N/A
(8)	Underwriting Spread	$0.81	$0.77	$1.075	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended September 30, 2004

Comparable Securities
		Securities Purchased	(1)	(2)	(3)
(9)	Names of Underwriters (prospectus may be attached)

Morgan Stanley, Lehman Brothers, Merrill Lynch & Co, Banc of America Securities LLC, Citigroup, Credit Suisse First Boston, Deutsche Bank Securities, Goldman, Sachs & Co, JP Morgan, Wachovia Securities

			Morgan Stanley, Deutsche Bank Securities, UBS Investment Bank, Wachovia Securities, William Blair & Company	Bear, Stearns & Co Inc, Friedman Billings Ramsey, Piper Jaffray, Wachovia Securities	N/A
(10)	Years of Continuous Operation	At least 3 years	At least 3 years	At least 3 years	N/A
(11)	Dollar Amount of Purchase	$72,200	N/A	N/A	N/A
(12)	% of Offering Purchased by Fund	0.01%	N/A	N/A	N/A
(13)	% of Offering Purchased by Associated Funds	0.75%	N/A	N/A	N/A
(14)	Sum of (12) and (13)	0.76%	N/A	N/A	N/A
(15)	% of Fund Assets Applied to Purchase	0.28%	N/A	N/A	N/A
(16)	Name(s) of Underwriter(s) or Dealer(s) from whom Purchased	Merrill Lynch & Co	N/A	N/A	N/A
(17)	Is Fund Manager a Manager or Co-manager in Offering?	Yes (MS & Co. as an affiliate of the Fund)	N/A	N/A	N/A

PACIFIC FUNDS

PF Van Kampen Mid-Cap Growth Fund

Report Pursuant to Rule 10f-3

Quarter Ended September 30, 2004

Eligibility (check one): ■ Registered Public Offering  Eligible Municipal Security

 Eligible Foreign Offering  Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

■ The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

■ The securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

■ The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

■ Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

 In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

■ Percentage of offering purchased by Fund and other funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

■ The Fund did not purchase the securities being offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 the securities were sold in an Eligible Rule 144A Offering;

 compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: 09/13/04 Signed: /s/ Dennis Lynch

Name: Dennis Lynch

Title: Fund Manager